                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 15, 1999
                        ---------------------------------
                        (DATE OF EARLIEST EVENT REPORTED)


                               WSI INDUSTRIES, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


          MINNESOTA                 0-619               41-0691607
      -----------------          -----------        -------------------
      (State or other            (Commission        (I.R.S.  Employer
       jurisdiction              File Number)       Identification No.)
      of Incorporation)


                           2605 WEST WAYZATA BOULEVARD
                            LONG LAKE, MINNESOTA 55356
                     ----------------------------------------
                     (Address of principal executive offices)



       Registrant's telephone number, including area code:  (612) 473-1271

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Items 1, 3, 4, 6 and 8 are not included.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 15, 1999, WSI Industries, Inc. (the "Registrant") purchased all of the issued and outstanding stock of Taurus Numeric Tool, Inc., a Minnesota corporation based in Osseo, Minnesota ("Taurus"), from Rodney Winter ("Winter"). Taurus and Winter have no affiliation to the Registrant or any of its affiliates. Taurus is in the business of custom precision contract machining. Taurus will continue to operate its assets in the same business. Pursuant to a Stock Purchase Agreement dated February 15, 1999 between the Registrant and Winter (the "Stock Purchase Agreement"), $1,175,807 was paid by the Registrant to Winter in the form of a Subordinated Promissory Note subordinate to the interests of U.S. Bank National Association ("U.S. Bank") and $5,000,000 was paid in cash derived from cash on hand and from borrowings from U.S. Bank. An additional as yet undetermined amount (not to exceed $1,000,000) will be payable by the Registrant to Winter in the form of a Contingent Subordinated Promissory Note, such amount to be based upon the operating income of Taurus during the twelve-month period following the closing date of the transaction. The purchase price was determined through arms-length negotiations. Upon the closing of the Stock Purchase Agreement, Taurus entered into a three-year lease with Winter and Reba Winter for the facility used in its business. Taurus and Winter also entered into a Non-Compete Agreement under which Winter will be paid $25,000 per quarter for five years. The Registrant has guaranteed Taurus' obligations under the Lease and Non-Compete Agreement.

ITEM 5.  OTHER EVENTS.

     In connection with the acquisition of the capital stock of Taurus as detailed in Item 2 of this Form 8-K, Registrant amended its credit facility with U.S. Bank pursuant to that certain Consent and Fourth Amendment to Amended and Restated Credit and Security Agreement dated February 15, 1999 between Registrant and U.S. Bank, as assignee of FBS Business Finance Corporation (the "Amended Agreement"). Pursuant to the Amended Agreement, U.S. Bank extended to the Registrant a term loan in the principal amount of $3,200,000 and a revolving credit facility in the maximum amount of $3,000,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     To be provided by amendment within 60 days of the date hereof in accordance with Item 7(a)(4) of Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     To be provided by amendment within 60 days of the date hereof in accordance with Item

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7(b)(2) of Form 8-K.

     (c)   EXHIBITS.


     2.1   Stock Purchase Agreement dated February 15, 1999 between the
           Registrant and Winter.

     4.1   Consent and Fourth Amendment to Amended and Restated Credit and
           Security  Agreement with accompanying Exhibit A dated February 15,
           1999 between the Registrant and U.S. Bank.

     10.1 Lease Agreement dated February 15, 1999 between Taurus and Winter and Reba Winter.

     10.2  Non-Compete Agreement dated February 15, 1999 between Taurus and
           Winter.

     99.1  Press release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WSI INDUSTRIES, INC.


                                       By /s/ Michael J. Pudil
                                          -------------------------------
                                            Michael J. Pudil
                                            President

February 15, 1999